UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 21, 2025

Comstock Holding Companies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32375	20-1164345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 Reston Metro Plaza, 10TH Floor
Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (703) 230-1985

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	CHCI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On March 21, 2025, Comstock Holding Companies, Inc. (the “Company”) issued a press release and furnished a Form 8-K (the “Original Form 8-K”) reporting earnings for the quarter and fiscal year ended December 31, 2024. A copy of the press release was attached as Exhibit 99.1 to the Original Form 8-K.

Subsequent to that filing, the Company identified three clerical errors in the press release. The Q4 Adjusted EBITDA growth for Q4 2024 appearing in the third bullet under the Q4 2024 results on the first page should read “increased 148% to $5.4 million” instead of “increased 45% to $3.1 million.” The Adjusted EBITDA for Q4 2024 appearing in the “Key Performance Metrics” table on the first page should be “$5,377” instead of “$3,133.” Finally, the reconciliation table reconciling Adjusted EBITDA for Q4 2024 on the sixth page has been revised to reflect an Adjusted EBITDA of “$5,377” instead of “$3,133.” There are no other changes to the previously reported information.

The Company is furnishing this Form 8-K/A to attach a corrected version of the press release and to replace the disclosure contained in Item 2.02 to refer to a corrected version of the press release. No other changes to the Original 8-K have been made.

Item 2.02 Results of Operations and Financial Condition

On March 21, 2025, Comstock Companies, Inc. (the “Company”) issued a press release providing information regarding earnings for the quarter and fiscal year ended December 31, 2024. A copy of the press release is attached hereto as Exhibit 99.1.

The information included in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Comstock Holding Companies, Inc. press release, dated March 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSTOCK HOLDING COMPANIES, INC.

Date: March 24, 2025	By:	/s/ CHRISTOPHER CLEMENTE
Christopher Clemente Chairman and Chief Executive Officer